                         RELIABILITY INCORPORATED

                               Exhibit 23.1

                      CONSENT OF INDEPENDENT AUDITORS







      We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-26659) pertaining to the Reliability Incorporated 1997 Stock Option Plan of our report dated January 29, 1999, with respect to the consolidated financial statements and schedule of Reliability Incorporated included in the Annual Report (Form 10-K) for the year ended December 31, 1998.






                                          BY/s/ERNST & YOUNG LLP


Houston, Texas
March 12, 1999































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